SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[ ]Definitive Proxy Statement                     Commission Only (as permitted
[ ]Definitive Additional Materials                by Rule 14a-6(e)(2))
[X]Soliciting Material Pursuant to Rule
   14a-11(c) or Rule 14a-12

                              CENTRAL BANCORP, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
      0-11.

      1.  Title of each class of securities to which transaction applies:

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      2. Aggregate number of securities to which transaction applies:

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      3. Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      4. Proposed maximum aggregate value of transaction:

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      5. Total fee paid:

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      Fee paid previously with preliminary materials:___________________________

      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

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      2. Form, Schedule or Registration Statement No.:

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      3. Filing Party:

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      4. Date Filed:

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

                 AN IMPORTANT MESSAGE FROM CENTRAL BANCORP, INC.



     You may have received a letter from PL Capital Group, a dissident shareholder of the Company, asking you to send them your name, address, and other personal financial information so that they can use that information for their own purposes. They are NOT acting on behalf of the Company and we CANNOT
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assure you that this  highly  personal  information  will be kept  confidential.
PLEASE DO NOT COMPLETE AND RETURN THEIR CARD OR ANY OTHER MATERIALS THEY MAY SEND YOU IN THE FUTURE, INCLUDING PROXY CARDS.

     In connection with the upcoming Annual Meeting of Shareholders you will receive from us a proxy statement which will include information about the Board of Director's nominees for election at the Annual Meeting. We urge you to read the Company's proxy statement when it becomes available as it contains important information. You will be able to obtain a copy of our proxy statement and all other relevant documents for free at the SEC's web site (www.sec.gov). For
                                                              -----------
information about the participants in the Company's proxy solicitation, please see the information filed by the Company with the SEC on July 18, 2002 under
Schedule 14A.

     If you have any questions on this matter or the materials you have received
from  PL   Capital,   please   feel  free  to  contact   Georgeson   Shareholder
Communications, Inc. at (866) 367-5518.